Exhibit 99.1

Corgenix Medical Corporation

Annual Shareholder Meeting

December 16, 2008

PowerPoint Presentation

Slide 1 — Title Slide

Annual Meeting of the Shareholders
December 16, 2008

Slide 2 — Agenda

•                  Business Update

•                  Review of Corporate Goals

•                  Revenue Strategies

•                  Review of Fiscal Year 2008 and Fiscal Year 2009 Year-to-Date Results

•                  Financials

•                  Key Events, Achievements and Disappointments

•                  Fiscal Year 2009 Plan

•                  Plan for 2010-2012

Slide 3 — Corporate Goals

•                  Financial Strength

•                  Consistent Growth in Revenues and Profitability

•                  Continued Improvement in Shareholder Liquidity

•                  Product Quality

Slide 4 - Revenue Strategies

•                  Base business Products

•                  Anti-phospholipids

•                  Vascular Diseases

•                  Hyaluronic Acid

•                  Autoimmune

•                  Growth Opportunity Products

•                  AspirinWorks

•                  AtherOx

•                  Viruses

•                  Contract development and manufacturing

Slide 5 — Strategic Alliances

(logos of strategic alliance companies)

Slide 6 - FY 2008 and FY 2008 YTD Statement of Operations

	FY 2009	FY 2008	FY 2008	FY 2007
	3-mo ended 9/30/08	3-mo ended 9/30/07	FY ended 6/30/08	FY ended 6/30/07
	unaudited	unaudited	audited	audited
Sales	$2,002	$2,105	$8,366	$7,368
Gross Profit	$1,107	$1,141	$4,337	$4,539
Op Inc (Loss)	$(94)	$2	$(602)	$(858)
Net Loss	$(341)	$(688)	$(2,112)	$(2,441)

Slide 7 - FY 2008 and FY 2009 YTD Balance Sheet Highlights

	At September 30, 2008	At June 30, 2008	At June 30, 2007
	(unaudited)	(audited)	(audited)
Cash	$1,023	$1,520	$1,324
Working Capital	$2,513	$2,889	$2,070
Stockholder’s Equity	$3,886	$4,153	$2,993

Slide 8 — FY 2008 — Key Events of the Year

•                  July 2007

•                  Reported new clinical data correlating AtherOx technology with vascular disease — papers presented at ISTH (Geneva) showed significant correlation

•                  Announced new published data on AspirinWorks — ISTH publications reported AspirinWorks is effective in measuring key metabolite and support for need to assess aspirin effectiveness on platelets

•                  Submitted 510(k) filing for IgG anti-AtherOx

•                  August 2007

•                  AspirinWorks available nationwide including LabCorp, second largest lab system in US

•                  AspirinWorks available directly to consumer through HealthCheck USA

•                  October 2007

•                  Announced initial results in development of tests for viral infections and bioterrorism threats

•                  Corgenix named to Deloitee & Touche Colorado Technology Fast 50 for 5th consecutive year

Slide 9 — FY 2008 Key Events of the Year

•                  November 2007

•                  Released new clinical data on AtherOx — clinical data from Japan showed AtherOx may identify patients at high risk of acute coronary syndrome

•                  December 2007

•                  Signed CRADA with NIH to study NASH patients with our HA product

•                  January 2008

•                  British Medical Journal publishes review of 20 studies and concludes more than 25% of all patients are “aspirin resistant” and at 4X risk of heart attack, stroke and blood clots

•                  AspirinWorks distribution expanded globally including Quest, the largest lab in the US

•                  February 2008

•                  First European patent issued for AspirinWorks

Slide 10 — FY 2008 Key Events of the Year

•                  March 2008

•                  Announced agreement with Japanese government providing Corgenix worldwide rights to technology for cardiovascular inflammation

•                  April 2008

•                  Signed collaboration agreement with Randox Laboratories to develop automated version of AspirinWorks

•                  Receive FDA clearance for IgG anti-AtherOx test kit

•                  June 2008

•                  Expanded Scientific Advisory Board

Slide 11 — FY 2008 Accomplishments

•                  Revenue for the year was another Company record — grew 13.5% to $8.37 million

•                  Excluding contract manufacturing business, revenues increased 17.0% over prior year

•                  Operating expenses decreased 8.5% from prior year

•                  Both operating loss and net loss improved over prior year

•                  Received one FDA clearance and two patents

•                  Major advancement in several important strategic programs

•                  Expanded US and international distribution network

Slide 12 — FY 2008 Disappointments

•                  Revenue level still not sufficient to achieve profitability

•                  Reduction in sales to one contract manufacturing customer impacted revenues in second half of year and first half of FY 2009

•                  AspirinWorks business growing but slower than original expectations

•                  Saw increased COGS due to hiccups in manufacturing

Slide 13 — FY 2009 Goals

•                  Continue revenue growth

•                  Improvement in operating income, EBITDA and overall financial strength

•                  Keep operating expenses under control

•                  Build foundation of market for AspirinWorks and generate meaningful revenue

•                  Advance science of AtherOx

•                  Complete first phase of viral program and launch first products

•                  Enhance contract manufacturing business

Slide 14 — FY 2009 YTD Key Events of the Year

•                  July 2008

•                  Announcement of expansion of Hemorrhagic Fever Virus program

•                  Established AspirinWorks collaboration with SpectraCell Laboratories, a major clinical testing lab focusing in cardiovascular testing

•                  August 2008

•                  Established collaboration with BG Medicine to study role of AtherOx technology products in cardiac risk assessment

•                  September 2008

•                  Third US patent issued for AtherOx technology

•                  October 2008

•                  CHARISMA study published — prospective study confirms elevated levels of 11dhTxB2 indicate increased risk of heart attack, stroke and cardiac death

Slide 15 - FY 2009 YTD Accomplishments

•                  Financials

•                  Heading for another record sales year

•                  Expenses under control

•                  Thus far, no repeat of COGS hiccups seen in prior year

•                  AspirinWorks ELISA

•                  Made significant progress in building market infrastructure

•                  Consistently adding new customers

•                  Publication of CHARISMA study in October showing positive effect on build of market

•                  Initiated program for automated version of test

Slide 16 — FY 2009 YTD Disappointments

•                  Q-1 revenues down 4.9% from same period prior year primarily due to reduction in contract manufacturing business

•                  Ramp up of AspirinWorks revenue still lagging behind original projections

•                  The medical products industry as a whole is being impacted by the difficult economy

Slide 17 — Plan for FY 2010 and FY 2011

•                  Continue double digit revenue growth; accelerate growth rate with contribution from new products

•                  Accelerate new product clearances from the FDA

•                  Expand contract manufacturing business

•                  Retire last of convertible debt from 2005 financings

•                  Achieve positive and continuously improving operating income and EBITDA

•                  Enhanced shareholder value

•                  Build on strategic partnerships

•                  Maintain superior quality system to ensure full regulatory compliance

•                  Expand delivery technology capabilities